[LOGOS OMITTED]


                    LB-UBS COMMERCIAL MORTGAGE TRUST 2001-C3
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-C3


                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.38 BILLION


LEHMAN BROTHERS                                              UBS WARBURG


                          BEAR, STEARNS & CO. INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL SHOULD NOT BE COPIED OR DISEMMINATED TO ANY OTHER PARTIES.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I.       TRANSACTION HIGHLIGHTS


--------------------------------------------------------------------------------

II.      STRUCTURAL HIGHLIGHTS


--------------------------------------------------------------------------------

III.     COLLATERAL POOL HIGHLIGHTS


--------------------------------------------------------------------------------

IV.      SIGNIFICANT MORTGAGE LOANS


--------------------------------------------------------------------------------

V.       SUMMARY POINTS


--------------------------------------------------------------------------------

VI.      INVESTOR REPORTING


--------------------------------------------------------------------------------

VII.     TIMELINE

--------------------------------------------------------------------------------

TRANSACTION HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Initial Mortgage Pool Balance                       Approximately $1.38 billion

Public Certificates:                                Approximately $1.25 billion

Private Certificates*:                              Approximately $130.87 million

                                                    * The Private Certificates are not offered hereby.

Co-Lead Manager/Sole Book Runner:                   Lehman Brothers Inc.

Co-Lead Manager:                                    UBS Warburg LLC

Co-Manager:                                         Bear, Stearns & Co. Inc.

Rating Agencies:                                    Standard & Poor's Ratings Services, a division of the McGraw-Hill
                                                    Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch")

Trustee:                                            LaSalle Bank National Association

Fiscal Agent:                                       ABN AMRO Bank N.V.

Master Servicer:                                    First Union National Bank

Special Servicer:                                   Lennar Partners, Inc.


TRANSACTION HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



Determination Date:                                 11th day of each month or if such day is not a business day, then the following business day

Distribution Date:                                  4th business day after the Determination Date of each month, commencing in August 2001

Eligible for Underwriters' Prohibited               Classes A-1, A-2, B, C, D, E, F and G
Transaction Exemption for ERISA
Purposes:

DTC:                                                All public certificates

Bloomberg:                                          Cash flows will be modeled on Bloomberg

Denominations:
                                                                     Class                      Minimum Denomination*
                                                    ------------------------------------   --------------------------------
                                                                A-1,A-2, B, C and D                   $10,000
                                                               *Increments $1 thereafter.

Lehman Brothers CMBS Index:                         All classes will be included in the Lehman Brothers CMBS Index


STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CERTIFICATES


                                                   Class A-1

                                                   Class A-2

                                                   Class B

                                                   Class C

         Offered                                   Class D
        Certificates
                                                   Class E

                                                   Class F

                                                   Class G          Class X (1)

                                                   Class H

                                                   Class J

                                                   Class K
         Private,
           144A                                    Class L
        Certificates
                                                   Class M

                                                   Class N

                                                   Class P

                                                   Class Q



(1) The Class X certificates have the rights to the excess interest from the underlying mortgage loans. The Class X certificates will be privately placed and are not offered hereby.

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BOND STRUCTURE

o Sequential pay structure.

o Interest and principal are paid to senior classes before subsequent classes receive interest and principal.(8)

o Credit enhancement for each class will be provided by the classes which are subordinate to it.

o Losses allocated in reverse sequential order starting with the non-rated principal balance class (Class Q).

-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
                ORIGINAL FACE        RATINGS     CREDIT                       WTD. AVG.        PRINCIPAL
    CLASS          AMOUNT($)       (S&P/FITCH)   SUPPORT      DESCRIPTION   LIFE (YEARS)(1)     WINDOW(1)
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
     A-1         $350,184,990        AAA/AAA      18.00%      Fixed Rate         5.77         08/01 - 12/10
-------------- --------------      ----------- ----------- ----- ---------- --------------- ------------------
-------------- --------------      ----------- ----------- ----- ---------- --------------- -------- ---------
     A-2         $779,444,010        AAA/AAA      18.00%      Fixed Rate         9.72         12/10 - 06/11
-------------- --------------      ----------- ----------- ------- -------- --------------- ------------------
-------------- --------------      ----------- ----------- ------- -------- --------------- ------------------
      B           $55,104,000         AA/AA       14.00%     Fixed Rate(2)        9.90        06/11 - 07/11
-------------- --------------      ----------- ----------- ------ --------- --------------- ------------------
-------------- --------------      ----------- ----------- ------ --------- --------------- ------------------
      C           $46,494,000          A/A        10.63%     Fixed Rate(2)        9.97        07/11 - 07/11
-------------- --------------      ----------- ----------- ------ --------- --------------- ------------------
-------------- --------------      ----------- ----------- ------ --------- --------------- ------------------
      D           $15,498,000         A-/A-        9.50%     Fixed Rate(2)        9.97        07/11 - 07/11
-------------- --------------      ----------- ----------- ------ --------- --------------- ------------------
-------------- --------------      ----------- ----------- ------ --------- --------------- ------------------
      E           $17,220,000       BBB+/BBB+      8.25%     Fixed Rate(2)        9.97        07/11 - 07/11
-------------- --------------      ----------- ----------- ------ --------- --------------- ------------------
-------------- --------------      ----------- ----------- ------ --------- --------------- ------------------
      F           $17,220,000        BBB/BBB       7.00%       WAC(3)             9.97        07/11 - 07/11
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
      G           $12,054,000       BBB-/BBB-      6.13%       WAC(3)             9.97        07/11 - 07/11
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
      H           $15,498,000         BB+(9)       5.00%      Fixed Rate          9.97        07/11 - 07/11
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
      J           $20,664,000         BB(9)        3.50%      Fixed Rate          9.97        07/11 - 07/11
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
      K            $6,888,000         BB-(9)       3.00%      Fixed Rate          9.97        07/11 - 07/11
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
-------------- --------------      -----------  ---------- ---------------- --------------- ------------------
      L           $10,332,000         B+(9)        2.25%      Fixed Rate          9.97        07/11 - 07/11
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
      M            $3,444,000         B(9)         2.00%      Fixed Rate          9.97        07/11 - 07/11
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
      N            $6,888,000         B-(9)        1.50%      Fixed Rate          9.97        07/11 - 07/11
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
      P            $3,444,000         CCC(9)       1.25%      Fixed Rate          9.97        07/11 - 07/11
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
      Q           $17,220,147         NR(9)         N/A       Fixed Rate         12.50        07/11 - 03/20
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
      X        $1,377,597,147(4,7)   AAA/AAA        N/A        WAC I/O            8.79(5)     08/01 - 03/20(6)
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
-------------- --------------      ----------- ----------- ---------------- --------------- ------------------
    TOTAL:     $1,377,597,147          --            --           --               --               --
-------------- --------------      ----------- -- -------- ---------------- --------------- ------------------

(1) Expected assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and pay off on their respective anticipated repayment dates.

(2) For any distribution date, if the weighted average of the net interest rates on the mortgage loans is less than the rate specified for such class then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net mortgage interest rate.

(3) "WAC" describes a variable coupon equal to the weighted average of certain net mortgage interest rates on the underlying mortgage loans.

(4)  Represents notional amount.

(5)  Represents weighted average life of notional amount.

(6) Represents period over which the notional amount of the subject class of certificates will be reduced to zero.

(7) The Class X certificates have rights to the excess interest off all the underlying mortgage loans.

(8) Except in the case of Class A-2, which receives interest pro-rata with Class A-1 and Class X, but will receive principal after Class A-1 unless and until the principal balances of Classes B through Q are reduced to zero as a result of losses and unanticipated expenses.

(9)  S&P only.

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CALL PROTECTION

------------------------------------------------------------- ----------------
                                                              Statistical Data
------------------------------------------------------------- ----------------
------------------------------------------------------------- ----------------
          Total Loans With Initial Lock-Out                         100%*
------------------------------------------------------------- ----------------
------------------------------------------------------------- ----------------
     Loans With Initial Lock-Out & Defeasance Thereafter           99.4%*
------------------------------------------------------------- ----------------
------------------------------------------------------------- ----------------
  Loans With Initial Lock-Out & Yield Maintenance Thereafter        0.6%*
------------------------------------------------------------- ----------------
------------------------------------------------------------- ----------------
              Weighted Average Remaining
  Lock-Out, (including Defeasance Period, if applicable)         9.2 years
------------------------------------------------------------- ----------------
------------------------------------------------------------- ----------------
             Weighted Average Open Period                         2 months
------------------------------------------------------------- ----------------
* % of initial mortgage pool balance.



---------------------------- ------------- --------------------------
      Open Prepayment          Number of     % of Initial Mortgage
   Period at End of Loan*        Loans         Pool Balance
---------------------------- ------------- --------------------------
---------------------------- ------------- --------------------------
           NONE                    42               22.2%
---------------------------- ------------- --------------------------
---------------------------- ------------- --------------------------
         1 MONTH                   29               12.7
---------------------------- ------------- --------------------------
---------------------------- ------------- --------------------------
         2 MONTHS                  17               11.4
---------------------------- ------------- --------------------------
---------------------------- ------------- --------------------------
         3 MONTHS                  43               49.9
---------------------------- ------------- --------------------------
---------------------------- ------------- --------------------------
         4 MONTHS                   2                3.4
---------------------------- ------------- --------------------------
---------------------------- ------------- --------------------------
         6 MONTHS                   1                0.5
---------------------------- ------------- --------------------------
---------------------------- ------------- --------------------------
          TOTAL:                  134              100.0%
------------------------------------------ --------------------------
*Weighted average open period at the end of loans is two months.

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREPAYMENT PREMIUMS*

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
     PREPAYMENT
      PREMIUM        7/01       7/02      7/03        7/04       7/05        7/06         7/07       7/08        7/09      7/10
----------------- ---------- --------- ---------- ----------- ---------- ----------- ------------ ---------- ---------------------
----------------- ---------- --------- ---------- ----------- ---------- ----------- ------------ ---------- ---------------------
   LOCK-OUT/DEF.    100.0%     100.0%    100.0%       99.4%      99.4%       99.3%       99.3%       99.3%       99.3%     99.3%
----------------- ---------- --------- ---------- ----------- ---------- ----------- ------------ ---------- ---------------------
----------------- ---------- --------- ---------- ----------- ---------- ----------- ------------ ---------- ---------------------
    YIELD MAINT.       -          -          -         0.6%       0.6%        0.7%        0.7%        0.7%        0.7%      0.7%
----------------- ---------- --------- ---------- ----------- ---------- ----------- ------------ ---------- ---------------------
----------------- ---------- --------- ---------- ----------- ---------- ----------- ------------ ---------- ---------------------
     SUB-TOTAL      100.0%     100.0%    100.0%      100.0%     100.0%      100.0%      100.0%      100.0%      100.0%    100.0%
------------------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------------------ ---------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
           2%          -          -          -          -          -           -           -           -           -         -
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
           1%          -          -          -          -          -           -           -           -           -         -
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
          OPEN         -          -          -          -          -           -           -           -           -         -
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
         TOTAL      100.0%     100.0%    100.0%       100.0%    100.0%      100.0%      100.0%      100.0%      100.0%     100.0%
----------------------------------------------------------------------------------------------------------------------------------

* % represents % of then outstanding balance as of the date shown, assuming no prepayments or defaults and that ARD loans mature and payoff on their respective anticipated repayment dates.

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


o The pool includes 5 mortgage loans, (representing 35.1% of the initial mortgage pool balance) which S&P and Fitch have confirmed that in the context of their inclusion in the securitization trust, have credit characteristics that are investment grade (the "Investment Grade Loans").

o One of the Investment Grade Loans is the senior loan in the A/B Note structure described below (the "Chrysler Building A Note").

o   Summary of the pool composition is as follows:



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       NUMBER     TOTAL PRINCIPAL BALANCE      % OF TOTAL
                      OF LOANS      AS OF CUT-OFF DATE        MORTGAGE POOL
------------------- ------------ ------------------------- ---------------------
------------------- ------------ ------------------------- ---------------------
 Investment Grade
   Large Loans          4           $440,184,139                 32.0%
------------------- ------------ ------------------------- ---------------------
------------------- ------------ ------------------------- ---------------------
 Investment Grade
   Conduit Loan         1            $43,451,161                  3.2%
------------------- ------------ ------------------------- ---------------------
   Conduit Loans      129           $893,961,848                 64.9%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

o The Chrysler Building A Note was created by de-leveraging a larger balance Investment Grade Loan utilizing the A/B Note structure, which Lehman Brothers developed in LBCMT 1999-C2.

                         A NOTE        AAA TO A CASHFLOWS (1)          LB-UBS
                                                                       2001-C3
                                                                        TRUST
    THE CHRYSLER
    BUILDING LOAN

                         B NOTE        A- TO BBB CASHFLOWS (1)         B NOTE
                                                                       TRUST

(1) S&P and Fitch have indicated to the Depositor that the A Note proceeds are expected to contribute to [AAA through A] cash flows of the LB-UBS 2001-C3 transaction.
(2) S&P and Fitch have indicated to the Depositor that the B Note proceeds are expected to contribute to [A- through BBB] cashflows of the B Note Trust.


o B Note receives no principal until the principal amount on the A Note has been paid in full.

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

o The A Note DSCR and LTV is set forth below:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                               Chrysler Building

-------------------------------- -----------------------------------------------
-------------------------------- -----------------------------------------------
             DSCR                                   2.14x
-------------------------------- -----------------------------------------------

              LTV                                   43.4%
-------------------------------- -----------------------------------------------

         S&P/Fitch(1)                               AA-/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




o The combined A Note and B Note DSCR and LTV is set forth below:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                               Chrysler Building
-------------------------------- -----------------------------------------------

             DSCR                                   1.80x
-------------------------------- -----------------------------------------------

              LTV                                   53.0%
--------------------------------------------------------------------------------

         S&P/Fitch(1)                              BBB/BBB
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) S&P and Fitch have confirmed to us that the ratings in this row reflect an assessment by S&P and Fitch that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


MORTGAGE LOAN SELLERS

o Sponsors of and major investors in properties securing loans in the LB-UBS 2001-C3 transaction include the following:

     --   Tishman Speyer/Travelers

     -- Simon Property Group, Inc. ("Simon")/New York State Teacher's Retirement System/Teachers Insurance and Annuity Association of America/JP Morgan Investment Management Inc.

     --   General Growth Properties ("GGP")/NY State Common Retirement Fund

     --   The Rouse Company

     --   Felcor/Interstate

     --   Robert Johnson

     --   Capital Properties

     --   Wilmorite Holdings

     --   Konover & Associates

o    Conduit Origination

     -- UBS and Lehman re-underwrite loans not directly originated by UBS or Lehman, respectively.

     -- Underwritten NCF either verified on conduit loans subject to a variance of 2.5% or re-underwritten by third party service providers (i.e., by Arthur Andersen for UBS and by Deloitte & Touche for Lehman).

     -- Generally, hospitality loans have "agreed upon procedures" performed by a "Big Five" accounting firm to verify revenue and expense items.

     -- Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history checks.

     -- Appraisals are prepared in accordance with USPAP standards by approved vendors.

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


MORTGAGE LOAN SELLERS (CONT'D)

o   Conduit Origination (cont'd)

    --  Substantially all borrowers are single asset entities.

    --  Non-consolidation opinions

o Delivered for substantially all loans with principal balances greater than $15 million

o   Delivered for substantially all hospitality loans

o Cash management systems affecting approximately 95.8% of the initial mortgage pool balance.

    --  Springing lockbox - 47.2% of the initial mortgage pool balance.

    --  Hard lockbox - 48.7% of the initial mortgage pool balance.(1)



(1) Includes hard lockboxes that are under lender's control and are subject to cash management agreements which require daily or weekly sweeps to accounts controlled by the borrower until the occurrence of certain trigger events.

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


FUNDED ESCROWS (CONDUIT LOANS ONLY)



     --------------------------------------------------------------------------
     --------------------------------------------------------------------------
                                                   % of CONDUIT POOL
                ESCROW TYPE                      WITH FUNDED ESCROWS(1)

     ---------------------------------------- ---------------------------------

           Replacement Reserves                           96.5%
     ---------------------------------------- ---------------------------------

           Taxes                                          98.6
     ---------------------------------------- ---------------------------------

           Insurance                                      86.7
     ---------------------------------------- ---------------------------------

           TI & LC (Retail)                               96.6
     ---------------------------------------- ---------------------------------
           TI & LC (Industrial)                          100.0

     ---------------------------------------- ---------------------------------
           TI & LC (Office)                               95.9
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------

(1) Escrows are in the form of either periodic cash deposits or letters of credit.

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


==============================================================================================================
               GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE, JULY 11, 2001
==============================================================================================================
     Size of Pool                                                                       $1,377,597,148
 -------------------------------------------------------------------------------------------------------------

     Contributor of Collateral                                                            Lehman 56.6%
                                                                                          UBS    43.4%
 -------------------------------------------------------------------------------------------------------------

     Number of Loans                                                                               134
 -------------------------------------------------------------------------------------------------------------

     Weighted Average Gross Coupon                                                              7.410%
 -------------------------------------------------------------------------------------------------------------

     Weighted Average Original Term to Maturity(1)                                          115 months
 -------------------------------------------------------------------------------------------------------------

     Weighted Average Remaining Term to Maturity(1)                                         112 months
 -------------------------------------------------------------------------------------------------------------

     Average Balance                                                                       $10,280,576
 -------------------------------------------------------------------------------------------------------------

     Average Balance (excluding the four Investment Grade Large Loans)                      $7,210,869
 -------------------------------------------------------------------------------------------------------------

     Largest Loan                                                                         $180,000,000
 -------------------------------------------------------------------------------------------------------------

     WA U/W DSCR(2)                                                                              1.51x
  -------------------------------------------------------------------------------------------------------------

     WA LTV(2)                                                                                   65.5%
 -------------------------------------------------------------------------------------------------------------

     WA LTV at Maturity/ARD(1,2)                                                                 57.4%
 -------------------------------------------------------------------------------------------------------------

     Geographic Diversity                                                                    32 states
 -------------------------------------------------------------------------------------------------------------

    Balloon and/or ARD Loans                                                                   100.0%
 =============================================================================================================

(1) Assumes ARD loans mature on their anticipated repayment date. Includes significantly amortizing loans.

(2) Includes total collateral pool. Conduit Only - WA U/W DSCR 1.35x, WA LTV 72.2%, WA LTV at Maturity/ARD 63.4%.

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


PROPERTY TYPE

o Office, anchored retail, regional mall, industrial/warehouse, multifamily(1) and shadow-rated Investment Grade Loans comprise 87.6% of the initial mortgage pool balance.

o Investment Grade Loans comprise approximately 35.1% of the initial mortgage pool balance.

o 100% of the mortgage loans secured by regional malls have credit characteristics consistent with obligations rated investment grade by S&P and Fitch.


                                [GRAPHIC OMITTED]


================================================================================
                                  PROPERTY TYPE
================================================================================


                      REGIONAL MALL                     16.9%
                      OTHER                              0.7%
                      SELF STORAGE                       2.2%
                      MIXED USE                          0.3%
                      OFFICE/INDUSTRIAL                  1.0%
                      OFFICE                            34.9%
                      ANCHORED RETAIL                   20.7%
                      UNANCHORED RETAIL                  5.0%
                      HOTEL                              3.3%
                      INDUSTRIAL/WAREHOUSE               3.5%
                      MULTIFAMILY(1)                    11.6%

================================================================================

(1) Includes 1.5% Mobile Home Park Loans.

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


GEOGRAPHIC DIVERSITY

o Loans are secured by properties located in 32 states.

o The states with the largest concentration are New York (19.5%) and California (17.2%).

o 83.0% of the properties in New York secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Fitch.


                                [GRAPHIC OMITTED]


================================================================================
                               STATE DISTRIBUTION
================================================================================

                              OTHER            18.9%
                              NY               19.5%
                              AZ                3.2%
                              PA                3.9%
                              CA               17.2%
                              VA                6.8%
                              WA                7.8%
                              MA                9.5%
                              TX               13.2%

================================================================================

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


LOAN SIZE DIVERSITY

o   134 mortgage loans

o Average loan size: $10,280,576; ($7,210,869 excluding the Investment Grade Large Loans).

o Largest loan comprises 13.1% of the initial mortgage pool balance (3.2% excluding Investment Grade Large Loans).


                                                          [GRAPHIC OMITTED]
==================================================================================================================================

                                                       LOAN SIZE DISTRIBUTION

==================================================================================================================================


                  2.4%       17.4%      10.2%        11.6%      6.1%      6.3%       7.9%        6.1%       18.9%        13.1%

            (Less                                                                                                     (Greater
            Than) $2       $2 - $6    $6 - $10    $10 - $14  $14 - $18  $18 - $25  $25 - 40   $40 - $60  $60 - $100   Than) $100

                                                            $ MILLIONS

# of Loans         23          62        18           13         5         4           3          2          3            1
==================================================================================================================================

COLLATERAL POOL HIGHLIGHTS
================================================================================


UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

o   Weighted average underwritten debt service coverage of 1.51x

=================================================================================================================
                                        UNDERWRITTEN DEBT SERVICE COVERAGE RATIO
=================================================================================================================

         PROPERTY TYPE              % OF POOL                WA U/W DSCR                  MIN/MAX U/W DSCR
------------------------------- --------------------- ------------------------- ---- ----------------------------
     RETAIL                           42.5%                     1.44X                      1.21X - 1.70X
------------------------------- --------------------- ------------------------- ---- ----------------------------

        Other Anchored                20.7%                     1.30x                      1.21x - 1.57x
------------------------------- --------------------- ------------------------- ---- ----------------------------

        Regional Mall                 16.9%                     1.63x                      1.57x - 1.68x
------------------------------- --------------------- ------------------------- ---- ----------------------------

        Unanchored                     5.0%                     1.39x                      1.28x - 1.70x
------------------------------- --------------------- ------------------------- ---- ----------------------------

     OFFICE                           34.9%                     1.70X                      1.22X - 2.14X
------------------------------- --------------------- ------------------------- ---- ----------------------------

     MULTIFAMILY(1)                   11.6%                     1.32X                      1.20X - 1.54X
------------------------------- --------------------- ------------------------- ---- ----------------------------

     INDUSTRIAL/WAREHOUSE              3.5%                     1.30X                      1.25X - 1.42X
------------------------------- --------------------- ------------------------- ---- ----------------------------

     HOTEL                             3.3%                     1.52X                      1.46X - 1.61X
------------------------------- --------------------- ------------------------- ---- ----------------------------

     SELF STORAGE                      2.2%                     1.50X                      1.50X - 1.51X
------------------------------- --------------------- ------------------------- ---- ----------------------------

     OFFICE/INDUSTRIAL                 1.0%                     1.63X                      1.60X - 1.69
------------------------------- --------------------- ------------------------- ---- ----------------------------

     OTHER                             0.7%                     1.00X                       1.00X- 1.00X
------------------------------- --------------------- ------------------------- ---- ----------------------------

     MIXED USE                         0.3%                     1.31X                      1.31X - 1.31X
------------------------------- --------------------- ------------------------- ---- ----------------------------

     TOTAL:                          100.0%                     1.51X                      1.00X - 2.14X
=================================================================================================================



                                [GRAPHIC OMITTED]


              0.7%        7.7%         16.3%        18.4%        9.1%       16.7%         12.5%        5.5%        13.1%

       (Less
       Than) 1.20x     1.21x-1.24x  1.25x-1.29x  1.30x-1.34x  1.35x-1.44x  1.45x-1.59x  1.60x-1.69x  1.70x-1.99x  2.00x-2.14x

 # of Loans    2           10           28           34           32           18           7            2            1

=================================================================================================================================

(1) Includes 1.5% Mobile Home Park Loans.

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CUT OFF DATE LOAN TO VALUE RATIO

o   Weighted average loan to value of 65.5%
o   Weighted average loan to value at maturity or ARD(1) of 57.4%

==================================================================================================================================
                                                  LOAN TO VALUE RATIO(1)
==================================================================================================================================


                                                   [GRAPHIC OMITTED]


                 18.6%         1.9%          5.5%         16.2%          4.1%           28.1%          24.8%            0.7%

                                                                                                                        (Greater)
                35%-45%       45%-55%       55%-60%       60%-65%       65%-70%        70%-75%        75%-80%        80% Than)

# of Loans         3             5             5             7             16             52             44              2
========== ================= ================ ================= ================= ================ ================= ============

(1) Assumes ARD loans mature on their anticipated repayment date. Includes loans with significant amortization.

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT GRADE LARGE LOANS:

                                          INVESTMENT GRADE LARGE LOANS (1)
------------------------------------------------------------------------------------------------------------------------
                                                  CUT-OFF DATE
       NAME                  PROPERTY TYPE          BALANCE             % OF DEAL       U/W DSCR            LTV
----------------------- ---------------------- ------------------ ------------------- -------------- -------------------
  Chrysler Building              Office           $180,000,000            13.1%            2.14x             43.4%
----------------------- ---------------------- ------------------ ------------------- -------------- ------------------

    Cape Cod Mall            Regional Mall         $99,694,017             7.2%            1.68x             62.3%
----------------------- ---------------------- ------------------ ------------------- -------------- -------------------

   Vista Ridge Mall          Regional Mall         $89,771,643             6.5%            1.57x             62.3%
----------------------- ---------------------- ------------------ ------------------- -------------- -------------------

   Westlake Center              Office             $70,718,479             5.1%            1.75x             41.0%
----------------------- ---------------------- ------------------ ------------------- -------------- -------------------

       TOTALS:                     -              $440,184,139            32.0%            1.86X             51.1%
========================================================================================================================

(1) S&P and Fitch have confirmed to the Depositor verbally that the credit characteristics of the loans above, in the context of their inclusion in the securitization trust, are consistent with obligations rated investment grade.

SIGNIFICANT MORTGAGE LOANS
================================================================================

CHRYSLER BUILDING:

Principal Amount (A Note):      $180,000,000

Interest Rate (A Note):         6.910%

Anticipated Repayment Date:     July 11, 2011

Maturity Date:                  July 11, 2031

Term to ARD                     10 years

Amortization:                   30 years (interest only for first two years)

Sponsor:                        Tishman Speyer/Travelers Real Estate Venture, L.P. ("TST")/TMW Real Estate Group LLC ("TMW")/ERGO
                                Trust GmbH

Property:                       Office Building with 1,196,972 rentable square feet

Location:                       New York, NY

Year Built                      1929/most recently renovated 1998-2001

Top 5 Tenants:                  Swidler Berlin Shereff Friedman LLP, Jenkens & Gilchrist Parker Chapin LLP, United Nations Office
                                for Project Services, Blank Rome Tenzer Greenblatt LLP, Prudential Securities

Occupancy:                      98.7% as of March 2001

Appraised Value:                $415,000,000


LTV (A Note):                   43.4%

U/W DSCR (A Note):              2.14x

SIGNIFICANT MORTGAGE LOANS
================================================================================

CHRYSLER BUILDING:

Reserves:           Monthly reserves for insurance and replacements. Sponsor
                    guarantees completion of certain capital improvements.
                    Sponsor and Ergo Versicherungsgruppe AG jointly guarantee certain unfunded leasing obligations. Escrows for Business
                    Improvement District taxes

Lockbox:            Hard lockbox.

Prepayment:         Defeasance permitted two years after securitization.
                    Prepayment without penalty allowed starting 3 months prior to ARD.

Ground Lease:       Property is subject to a long-term ground lease with Cooper
                    Union that expires December 2147.

Mezzanine Debt:     Up to $30 million provided by Hypo Vereinsbank under terms and conditions acceptable to lender and pursuant to an intercreditor agreement.

SIGNIFICANT MORTGAGE LOANS
================================================================================


CAPE COD MALL:

Principal Amount:                 $99,694,017

Interest Rate:                    6.797%


Maturity Date:                    March 11, 2011

Term to Maturity:                 10 years

Amortization:                     30 years

Sponsor:                          Mayflower Realty LLC - Simon Property Group, Inc. ("Simon")/New York State Teacher's Retirement
                                  System/Teachers Insurance and Annuity Association of America/JP Morgan Investment Management Inc.

Property:                         Regional Mall with total gross leasable area of 727,606 square feet

Location:                         Hyannis, MA

Year Built:                       1971, expanded in 1978, renovated in 1986 and renovated/expanded in 1999/2000

2000 In-Line Sales/SF:            $484 psf


2000 In-Line Cost of Occupancy:   12.3%

Anchors:                          Sears, Filene's(1), Macy's(1), Best Buy and Marshalls

Anchor Sales/SF:                  Sears $318; Filene's $358(2); Macy's $236(2); Best Buy $980; and Marshalls $278

Top 5 Major/In-Line Tenants:      Hoyt's Cinemas, Barnes and Noble(3), Record Town, Gap Body, Express

Overall Occupancy:                99.3%  as of February 2001(including Gap expansion and Barnes and Noble construction)

Appraised Value:                  $160,000,000

LTV:                              62.3%

U/W DSCR:                         1.68x

(1)  Not part of the loan collateral.
(2)  Estimated sales psf.
(3)  Barnes and Noble expected to take occupancy in Fall 2001.

SIGNIFICANT MORTGAGE LOANS
================================================================================

CAPE COD MALL:

Reserves:     Monthly reserves for taxes, for ground rents under ground leases and for the purchase price to exercise the purchase option on one ground lease. TI/LC's and Capex are guarantgeed by Mayflower
              Realty LLC.

Lockbox:      Hard

Prepayment:   Defeasance permitted two years after securitization. Prepayment in whole without penalty allowed starting three months prior to Maturity

SIGNIFICANT MORTGAGE LOANS
================================================================================


VISTA RIDGE MALL:

Principal Amount:                $89,771,643

Interest Rate:                   6.870%

Anticipated Repayment Date:      April 11, 2011

Maturity Date:                   April 11, 2031

Term to ARD:                     10 years

Amortization:                    30 years

Sponsor:                         GGP/Homart, Inc. (owned 50% by General Growth Properties, Inc. and 50% by New York State Common
                                 Retirement Fund)

Property:                        Regional Mall with total gross leasable area of 1,052,839 square feet

Location:                        Lewisville (Dallas MSA), Texas

Year Built:                      1989/expanded and renovated in 1991

2000 In-Line Sales/SF:           $368

2000 In-Line Cost of Occupancy:  11.56%

Anchors(1):                      Dillard's, Foley's, Sears and JCPenney

2000 Anchor Sales/SF(2):         Dillard's $256; Foley's $280; Sears $214; JCPenney $166

Top 5 In-Line Tenants:           Limited, Luby's, Bath & Body Works, Limited Express, Gap

Overall Occupancy:               98.0% as of June 2001

Appraised Value:                 $144,000,000

LTV:                             62.3%

U/W DSCR:                        1.57x

(1) The four anchors' stores and pads are not part of the loan collateral.
(2) Anchor sales for 2000 are estimates as reported to the Depositor by the borrower's property manager.

SIGNIFICANT MORTGAGE LOANS
================================================================================

VISTA RIDGE MALL:

Reserves:     Monthly reserves for taxes. Insurance reserves will be required if insurance is no longer carried under GGP/Homart's blanket policy.

Lockbox:      Springing lockbox if debt service coverage falls below 1.25x.

Prepayment:   Defeasance permitted two years after securitization. Prepayment without penalty allowed starting 3 months prior to the ARD.

Guarantee:    $11 million guarantee of principal and interest payments from
              GGP/Homart, Inc. The amount of the guarantee is reduced in increments to zero upon reaching increased levels of NOI as specified in the loan documents.

SIGNIFICANT MORTGAGE LOANS
================================================================================

WESTLAKE CENTER:

Principal Amount:             $70,718,479

Interest Rate:                7.890%

Anticipated Repayment Date:   February 11, 2011

Maturity Date:                February 11, 2031

Term to ARD:                  10 years

Amortization:                 30 years

Sponsor:                      The Rouse Company

Property:                     Office building with 453,635 rentable square feet comprised of 342,742 square feet of office space,
                              110,893 square feet of retail space and a 265-space parking garage

Location:                     Seattle, Washington

Year Built:                   1987-1989

Top 5 Office Tenants:         SAFECO Insurance Company of America, Primus Knowledge Solutions, Inc., Bullivant Houser Bailey PC,
                              Ogden Murphy Wallace, Coffman Engineers

Top 5 Retail Tenants:         Galleries of Neiman Marcus, Brentano's Book Store, Express, Talbots, Casual Choice

2001 Retail Sales/SF:         $467 for trailing twelve months February 2001

Wtd. Avg. Overall Occupancy:  96.8% as of March 2001 (office 97.2%, retail 95.4%)

Appraised Value:              $172,500,000

LTV:                          41.0%

U/W DSCR:                     1.75x

SIGNIFICANT MORTGAGE LOANS
================================================================================

WESTLAKE CENTER:

Reserves:     Monthly reserves for taxes and insurance.


Lockbox:      Springing lockbox if debt service coverage falls below 1.25x.

Prepayment:   Defeasance permitted two years after securitization. Prepayment without penalty only after ARD.

SIGNIFICANT MORTGAGE LOANS
================================================================================

OTHER SIGNIFICANT MORTGAGE LOANS CHARACTERISTICS:

                                     OTHER SIGNIFICANT MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------
                                                CUT-OFF DATE
        NAME                 PROPERTY TYPE         BALAMCE        % OF DEAL        U/W DSCR          LTV
-------------------------- ------------------- ------------------ ------------ ----------------- --------------
  Sterik Portfolio(1)       Anchored Retail      $55,622,613         4.0%           1.24x(2)        75.6%(2)
-------------------------- ------------------- ------------------ ------------ ----------------- --------------

  Shoppingtown Mall(3)       Regional Mall       $43,451,161         3.2%           1.65x           56.7%
-------------------------- ------------------- ------------------ ------------ -- -------------- --------------

  International Place           Office           $40,951,842         3.0%           1.22x           71.2%

-------------------------- ------------------- ------------------ ------------ -- -------------- --------------

  Fairfax Apartments          Multifamily        $39,468,569         2.9%           1.26x           78.2%
-------------------------- ------------------- ------------------ ------------ -- -------------- --------------

  Northampton Crossings     Anchored Retail      $37,398,718         2.7%           1.29x           78.7%
-------------------------- ------------------- ------------------ ------------ ----------------- --------------
-------------------------- ------------------- ------------------ ------------ ----------------- --------------
    TOTALS/WTD. AVG.:             --            $216,892,904        15.7%           1.33X           72.0%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

1)  Portfolio consists of seven loans which are not cross-collateralized.

2)  Weighted Average.

3) S&P and Fitch have confirmed to the Depositor verbally that the credit characteristics of the loan above, in the context of its inclusion in the securitization trust, are consistent with obligations rated investment grade.

SIGNIFICANT MORTGAGE LOANS
====================================================================================================================================

STERIK PORTFOLIO:
                                                                                                                         Total/
Property Name: Santa Ana       Buena Park     Norwalk        Inglewood      West Covina    Long Beach     Anaheim        Wtd. Avg.

Principal
Amount:        $13,690,193     $11,291,911    $7,694,488     $6,955,018     $5,995,705     $5,116,335     $4,878,962     $55,622,613

Interest Rate: 7.680%          7.680%         7.680%         7.680%         7.680%         7.680%         7.530%         7.667%

Maturity Date: 6/11/11         6/11/11        6/11/11        6/11/11        6/11/11        6/11/11        6/11/11        N/A

Term to
Maturity:      10 Years        10 Years       10 Years       10 Years       10 Years       10 Years       10 Years       N/A

Amortization:  30 Years        30 Years       30 Years       30 Years       30 Years       30 Years       12 Years       N/A

Sponsor:       Sterik          Sterik         Sterik         Sterik         Sterik         Sterik         Sterik         N/A
               Corporation;    Corporation;   Corporation;   Corporation;   Corporation;   Corporation;   Corporation;
               Joseph Dempsey; Joseph Dempsey;Joseph Dempsey;Joseph Dempsey;Joseph Dempsey;Joseph Dempsey;Joseph Dempsey;
               Shalom Wall     Shalom Wall    Shalom Wall    Shalom Wall    Shalom Wall    Shalom Wall    Shalom Wall

Locations:     Santa Ana, CA   Anaheim, CA    Norwalk,       Inglewood,     West Covina,   Long Beach,    Anaheim, CA    N/A
                                              CA             CA             CA             CA
Anchor:        Food For Less   Food For Less  Food For Less  Food For Less  Food For Less  Food For Less  Food For Less  N/A

Anchor Sales
/SF for 2000:  $290            $229           $279           $295           $356           $236           $225           N/A

Overall
Occupancy:     92.4%           100%           100%           100%           100%           100%           97.8%          97.9%

Value:         $17,200,000     $14,200,000    $11,500,000    $8,700,000     $7,700,000     $6,400,000     $8,750,000     $74,450,000

LTV:           79.59%          79.52%         66.91%         79.94%         77.87%         79.94%         55.76%         75.62%

U/W DSCR:      1.23            1.24           1.24           1.29           1.22           1.27           1.21           1.24x

Reserves:      T, I, R, TI/LC  T, I, R, TI/LC T, I, R, TI/LC T, I, R, TI/LC T, I, R, TI/LC T, I, R, TI/LC T, I, R, TI/LC N/A

Lockbox:       Springing       Springing      Springing      Springing      Springing      Springing      Springing      N/A

Prepayment:    Defeasance      Defeasance     Defeasance     Defeasance     Defeasance     Defeasance     Defeasance     N/A

SIGNIFICANT MORTGAGE LOANS
================================================================================


SHOPPINGTOWN MALL:
Principal Amount:                 $43,451,161

Interest Rate:                    8.000%

Maturity Date:                    May 11, 2011

Term to Maturity:                 10 years

Amortization:                     30 years

Sponsor:                          Wilmorite Holdings

Property:                         Regional Mall

Location:                         Syracuse, NY

Year Built:                       1954, expanded and renovated in 1990, 1992 and 2000

2000 In-Line Sales/SF:            $240 per sf

2000 In-Line Cost of Occupancy:   14.6%

Anchors:                          Sears, JC Penney, Kaufmanns, Dicks Sporting Goods

Anchor Sales/SF:                  Sears - $158 psf, JC Penney - $135 per sf, Kaufmanns -$126 per sf, Dicks opened in November, 2000

Top 5 In-Line Tenants:            Old Navy, Media Play, Lerner Stores, Eckerds, American Eagle

Overall Occupancy:                91.7%

Appraised Value:                  $76.7 million

LTV:                              56.7%

U/W DSCR:                         1.65x

SIGNIFICANT MORTGAGE LOANS
================================================================================


SHOPPINGTOWN MALL:

Reserves:     Taxes, Insurance, Immediate Replacements, Replacement Reserves and
              TI/LC's

Lockbox:      Hard

Prepayment:   Lockout for two years after securitization with defeasance thereafter. The loan is open for the final four months.

SIGNIFICANT MORTGAGE LOANS
================================================================================


INTERNATIONAL PLACE:

Principal Amount:             $40,951,842

Interest Rate:                7.830%

Anticipated Repayment Date:   May 11, 2011

Maturity Date:                May 11, 2031

Term to ARD:                  10 years

Amortization:                 30 years

Sponsor:                      The JBG Companies and J.E. Robert Companies

Property:                     International Place - 288,974 SF Office Building

Location:                     Arlington, VA

Year Built:                   1967, renovated in 2000

Largest Tenant:               United States Postal Service (89%)

Overall Occupancy:            93.4%

Appraised Value:              $57,500,000

LTV:                          71.2%

U/W DSCR:                     1.22x

SIGNIFICANT MORTGAGE LOANS
================================================================================


INTERNATIONAL PLACE:

Reserves:     TI/LC's, Replacement Reserves, Taxes and Insurance.

Lockbox:      Hard

Prepayment:   Defeasance permitted two years after securitization. Prepayment permitted without penalty three months prior to ARD.

SIGNIFICANT MORTGAGE LOANS
================================================================================

FAIRFAX APARTMENTS:

Principal Amount:                    $39,468,569


Interest Rate:                       7.150%


Maturity Date:                       June 11, 2006


Term to Maturity:                    5 years

Amortization:                        30 years

Sponsor:                             Capital Properties


Property:                            Single Building Apartment Complex with 415
                                     apartment units

Location:                            Falls Church, VA


Year Built:                          1978, renovated in 1998

One Bedroom/One Bathroom:            Number of Units: 221; Average Rent: $1187

Two Bedroom/One Bathroom:            Number of Units: 123; Average Rent: $1452

Three Bedroom/Two Bathroom:          Number of Units: 46; Average Rent: $1775

Three Bedroom/Two Bathroom:          Number of Units: 46; Average Rent: $1775

Overall Occupancy:                   89.2%

Appraised Value:                     $50,500,000

LTV:                                 78.2%

U/W DSCR:                            1.26x

SIGNIFICANT MORTGAGE LOANS
================================================================================


FAIRFAX APARTMENTS:

Reserves:     Ongoing for taxes and replacement reserves

Lockbox:      Hard lockbox

Prepayment:   Lockout for four years from date of note with defeasance
              thereafter. The loan is open for the final month.

SIGNIFICANT MORTGAGE LOANS
================================================================================

NORTHAMPTON CROSSING:

Principal Amount:              $37,398,718

Interest Rate:                 7.310%

Anticipated Repayment Date:    March 11, 2011

Maturity Date:                 March 11, 2031

Term to ARD:                   10 years

Amortization:                  30 years

Sponsor:                       National Realty & Development Company/Robert Baker

Property:                      Anchored Retail

Location:                      Easton, PA

Year Built:                    1995, expanded in 1999/2000

Anchors:                       Sam's Club, Walmart, Kohls, Redners Supermarket, Sears Hardware and Staples

Anchor Sales/SF:               Sam's Club - $375 psf(1), Walmart - $400 psf(1), Redners - $470 psf and Staples - $360 psf(1)

Overall Occupancy:             99.7%

Appraised Value:               $47.5 million

LTV:                           78.7%

U/W DSCR:                      1.29x

(1) Estimated sales psf.

SIGNIFICANT MORTGAGE LOANS
================================================================================


NORTHAMPTON CROSSING:

Reserves:     Taxes, Insurance, Replacement Reserves, TI/LC's

Lockbox:      Hard

Prepayment:   Lockout for two years after securitization with defeasance thereafter. The loan is open for the final three months.

SUMMARY POINTS
================================================================================


o   Weighted average DSCR of 1.51x; weighted average LTV of 65.5%

o Top 10 loans have a weighted average of DSCR 1.70x and a weighted average LTV of 57.6% and represent 47.7% of the initial mortgage pool

o Investment Grade Loan percentage equals 35.1% of pool, which consists of 5 shadow rated investment grade loans

o Office, anchored retail, regional mall, industrial/warehouse, multifamily(1) and shadow-rated Investment Grade Loans comprise 87.6% of the initial mortgage pool balance

o Geographic diversification: properties located in 32 states, no state concentration above 20%

o 96.5% of the conduit loans have ongoing reserves for replacements, 98.6% for Taxes and 86.7% for Insurance

o   95.8% of the initial mortgage pool balance have cash management systems

o Established relationship with UBS Warburg and Lehman Brothers - this transaction marks the 5th consecutive conduit partnership since early 2000


(1) Includes 1.5% of Mobile Home Park loans

INVESTOR REPORTING
================================================================================

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders.

------------ ------------------------------------------------------- ---------------------------------------------------------------
               NAME OF REPORT                                          DESCRIPTION (INFORMATION PROVIDED)
------------ ------------------------------------------------------- ---------------------------------------------------------------
     1         Distribution Date Statements                            principal and interest distributions, principal balances
------------ ------------------------------------------------------- ---------------------------------------------------------------
     2         Mortgage Loan Status Report                             portfolio stratifications
------------ ------------------------------------------------------- ---------------------------------------------------------------
     3         Comparative Financial Status Report                     revenue, NOI, DSCR to the extent available
------------ ------------------------------------------------------- ---------------------------------------------------------------
     4         Delinquent Loan Status Report                           listing of delinquent mortgage loans
------------ ------------------------------------------------------- ---------------------------------------------------------------
     5         Historical Loan Modification Report                     information on modified mortgage loans
------------ ------------------------------------------------------- ---------------------------------------------------------------
     6         Historical Liquidation Report                           net liquidation proceeds and realized losses
------------ ------------------------------------------------------- ---------------------------------------------------------------
     7         REO Status Report                                       NOI and value of REO
------------ ------------------------------------------------------- ---------------------------------------------------------------
     8         Servicer Watch List                                     listing of loans in jeopardy of becoming Specially Serviced
------------ ------------------------------------------------------- ---------------------------------------------------------------
     9         Loan Payoff Notification Report                         listing of loans that have given notice of intent to payoff
------------ ------------------------------------------------------- ---------------------------------------------------------------

TIMELINE
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
DATE                                                EVENT
--------------------------------------------------- -------------------------------------------------

--------------------------------------------------- -------------------------------------------------
--------------------------------------------------- -------------------------------------------------
Week of July 9, 2001                                Structural & Collateral Term Sheets Available
                                                    Road Shows/Investor Calls/Red Herrings Available
--------------------------------------------------- -------------------------------------------------
--------------------------------------------------- -------------------------------------------------
On or about July 19, 2001                           PRICING
--------------------------------------------------- -------------------------------------------------
--------------------------------------------------- -------------------------------------------------
On or about July 26, 2001                           Closing
--------------------------------------------------- -------------------------------------------------